                               POWER OF ATTORNEY


      Each of the undersigned, a member of the Boards of Directors/Trustees of the Delaware Investments Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints on behalf of each of the funds listed on Exhibit A, Charles E. Haldeman, Jr., David K. Downes and Walter P. Babich and any one of them acting singly, his or her true and lawful attorneys-in-fact, in his or her name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as any of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the investment company act of 1940, as amended, and all other applicable federal and state securities laws.

      IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 9th day of January 2001.


/s/ Walter P. Babich                               /s/ Anthony D. Knerr
-------------------------                          -----------------------------
Walter P. Babich                                   Anthony D. Knerr



/s/ David K. Downes                                /s/ Ann R. Leven
-------------------------                          -----------------------------
David K. Downes                                    Ann R. Leven



/s/ John H. Durham                                 /s/ Thomas F. Madison
-------------------------                          -----------------------------
John H. Durham                                     Thomas F. Madison



                           /s/ Janet L. Yeomans
                         -------------------------
                              Janet L. Yeomans

                               POWER OF ATTORNEY

                                   EXHIBIT A
                          DELAWARE INVESTMENTS FUNDS

DELAWARE GROUP EQUITY FUNDS I

DELAWARE GROUP EQUITY FUNDS II

DELAWARE GROUP EQUITY FUNDS III

DELAWARE GROUP EQUITY FUNDS IV

DELAWARE GROUP EQUITY FUNDS V

DELAWARE GROUP INCOME FUNDS

DELAWARE GROUP GOVERNMENT FUND

DELAWARE GROUP CASH RESERVE

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

DELAWARE GROUP TAX-FREE FUND

DELAWARE GROUP TAX-FREE MONEY FUND

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

DELAWARE GROUP ADVISER FUNDS

DELAWARE POOLED TRUST

DELAWARE GROUP PREMIUM FUND

DELAWARE GROUP STATE TAX-FREE INCOME TRUST

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

DELAWARE GROUP FOUNDATION FUNDS

VOYAGEUR FUNDS

VOYAGEUR INSURED FUNDS

VOYAGEUR INTERMEDIATE TAX FREE FUNDS


VOYAGEUR INVESTMENT TRUST

VOYAGEUR MUTUAL FUNDS

VOYAGEUR MUTUAL FUNDS II

VOYAGEUR MUTUAL FUNDS III

VOYAGEUR TAX FREE FUNDS

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.

                                POWER OF ATTORNEY


         Each of the undersigned, a member of the Boards of Directors/Trustees of the Delaware Investments Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints on behalf of each of the funds listed on Exhibit A, Charles E. Haldeman, Jr., David K. Downes and Walter P. Babich and any one of them acting singly, his or her true and lawful attorneys-in-fact, in his or her name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as any of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.

      IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 9th day of january 2001.


/S/ Charles E. Haldeman, Jr.                       /S/John A. Fry
---------------------------                        -----------------------------
Charles E. Haldeman, Jr.                           John A. Fry

                                POWER OF ATTORNEY

                                    EXHIBIT A
                           DELAWARE INVESTMENTS FUNDS

DELAWARE GROUP EQUITY FUNDS I

DELAWARE GROUP EQUITY FUNDS II

DELAWARE GROUP EQUITY FUNDS III

DELAWARE GROUP EQUITY FUNDS IV

DELAWARE GROUP EQUITY FUNDS V

DELAWARE GROUP INCOME FUNDS

DELAWARE GROUP GOVERNMENT FUND

DELAWARE GROUP CASH RESERVE

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

DELAWARE GROUP TAX-FREE FUND

DELAWARE GROUP TAX-FREE MONEY FUND

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

DELAWARE GROUP ADVISER FUNDS

DELAWARE POOLED TRUST

DELAWARE GROUP PREMIUM FUND

DELAWARE GROUP STATE TAX-FREE INCOME TRUST

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

DELAWARE GROUP FOUNDATION FUNDS

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.